                                                                   EXHIBIT 10.7

                           EIGHTH AMENDMENT TO LEASE
                           -------------------------

     EIGHTH AMENDMENT TO LEASE dated as of this 30/th/ day of July, 1999, by and between BP PRUCENTER ACQUISITION, LLC, a Delaware limited liability company (as successor-in-interest to The Prudential Insurance Company of America) ("Landlord") and BRONNERCOM, LLC, formerly known as BRONNER SLOSBERG HUMPHREY, LLC, a Delaware limited liability company, as successor-in-interest to Bronner Slosberg Humphrey, Inc. ("Tenant").


                                   RECITALS
                                   --------
     By Lease dated May 31, 1995, as amended by a First Amendment of Lease dated June 21, 1996, a Second Amendment of Lease dated September 1, 1996, a Third Amendment of Lease dated November 5, 1996, a Fourth Amendment of Lease dated January 22,1997, a Fifth Amendment and Partial Termination of Lease dated July 11, 1997, a Sixth Amendment and Partial Termination of Lease dated May 15, 1998 and a Seventh Amendment to Lease dated March 29, 1999 (the "Lease"), Landlord's predecessor-in-interest did lease to Tenant and Tenant did hire and lease from Landlord's predecessor-in-interest certain premises (the "Initial Premises") located in the Tower Building (the "Building"), Prudential Center, Boston, Massachusetts, which Initial Premises are described with greater particularity in the Lease.

     Tenant has determined to lease from Landlord 2,020 square feet of rentable floor area on the fifth (5/th/) floor of the Building, pursuant to Paragraph 5 of the First Amendment of Lease and referred to therein as the "Pru Timber Space", which space is shown hatched on Exhibit A attached hereto (the "Eighth Amendment Space A").

     Tenant has determined to lease from Landlord 1,518 square feet of rentable floor area on the fifth (5/th/) floor of the Building, pursuant to Paragraph 5 of the First Amendment of Lease and referred to therein as the "Waterhouse" space, which space is shown cross-hatched on Exhibit A attached hereto (the "Eighth Amendment Space B").

     Landlord and Tenant are entering into this instrument to set forth said leasing of the Eighth Amendment Space A and the Eighth Amendment Space B, to integrate the Eighth Amendment Space A and Eighth Amendment Space B into the Lease and to amend the Lease.

     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

     A. EIGHTH AMENDMENT SPACE A

     1. Effective as of the "Eighth Amendment Space A Commencement Date" (as defined in Section 3 hereof) the Eighth Amendment Space A shall constitute a part of the "Premises" (as defined and used in the Lease), so that the Premises (as defined and used in the Lease) shall include the Initial Premises and the Eighth Amendment Space A.

     2. The Eighth Amendment Space A Commencement Date shall be June 1, 1999 (i.e., the date on which Tenant commenced beneficial use of the Eighth Amendment Space A). The parties acknowledge that, prior to the Eighth Amendment Space A Commencement Date, Landlord repainted the Eighth Amendment Space A, shampooed the carpeting therein and delivered the Eighth Amendment Space A to Tenant vacant, in broom-clean condition and in a condition which was at least as good as shell condition, as required by Paragraph 5 of the First Amendment of Lease and that Tenant has accepted the Eighth Amendment Space A in the condition in which it was delivered on the Eighth Amendment Space A Commencement Date. Notwithstanding anything to the contrary herein or in the Lease contained, Landlord has no obligation to perform any other work in the Eighth Amendment Space A or to provide to Tenant any allowance in respect of the Eighth Amendment Space A.

     3. The Term of the Lease for the Eighth Amendment Space A shall commence on the Eighth Amendment Space A Commencement Date and shall expire on November 30, 2005, unless sooner terminated in accordance with the provisions of the Lease as herein amended, upon all the same terms and conditions contained in the Lease as herein amended.

     4. Rent for the Eighth Amendment Space A from the Eighth Amendment Space A Commencement Date through the expiration of the Eighth Amendment Space A Lease Term shall be payable at the annual rate of $80,800.00 (being the product of (i) $40.00 and (ii) the rentable floor area of the Eighth Amendment Space A (being 2,020 square feet).

     5. Commencing on the Eighth Amendment Space A Commencement Date, Tenant shall reimburse Landlord for Increased Operating Expenses (pursuant to
          Section 3.2 of the Lease) for the Eighth Amendment Space A in excess of the Operating Expenses incurred by Landlord during calendar year 1999 (being January 1, 1999 through December 31, 1999).

     6. Commencing on the Eighth Amendment Space A Commencement Date, Tenant shall reimburse Landlord for increased Real Estate Taxes (pursuant to Section 3.4 of the Lease) for the Eighth Amendment Space A in excess of the Real Estate Taxes paid by Landlord in fiscal year 2000 (being July 1, 1999 through June 30, 2000).

     7. Tenant's Share with respect to the Eighth Amendment Space A consisting of a total of 2,020 rentable square feet will be .16%.

     8. Tenant shall reimburse Landlord monthly in arrears within thirty (30) days of receipt of Landlord's invoice for the cost of electricity consumed in the Eighth Amendment Space A as determined by a check meter (which check meter is presently installed) and Landlord's cost of electricity from time to time.

     9. Tenant shall not be entitled to any additional parking passes in connection with Tenant's demise of the Eighth Amendment Space A.

     10. Tenant's extension rights set forth in Section 12.15 of the Lease, as amended by Section II(1) of the Fourth Amendment of Lease, shall apply to the Eighth Amendment Space A.

     11. There shall be no modification of the terms regarding the reduction and/or increase in the Original LC and/or the Third Amendment LC in connection with Tenant's demise of the Eighth Amendment Space A.

     12. Notwithstanding anything to the contrary herein or in the Lease contained, if, during the term of the Lease in respect of Eighth Amendment Space A, Tenant elects to remove the existing carpeting and install new carpeting in the Eighth Amendment Space A and/or to replace the original building column enclosures within the Eighth Amendment Space A (collectively, "Tenant's Space A Work"), Landlord shall, at Landlord's cost, during the performance of Tenant's Space A Work, remove the floor tile and mastic from the Eighth Amendment Space A and, to the extent that the building columns contain asbestos containing material ("ACM"), remove the ACM from the columns to the extent required by applicable laws ("Landlord's Space A Removal Work"). Landlord shall coordinate the Landlord's Space A Removal Work with Tenant's Space A Work. In no event shall Tenant be entitled to any diminution in rental value in respect of the Eighth Amendment Space A on account of the performance of Landlord's Space A Removal Work.

     B.   EIGHTH AMENDMENT SPACE B

     1. Effective as of the "Eighth Amendment Space B Commencement Date" (as defined in Section 4 hereof) the Eighth Amendment Space B shall constitute a part of the part of the "Premises" (as defined and used in the Lease), so that the Premises (as defined and used in the Lease) shall include the Initial Premises, the Eighth Amendment Space A and the Eighth Amendment Space

          B.

     2. The Eighth Amendment Space B Commencement Date shall be the earlier to occur of (a) the date on which the Eighth Amendment Space B is ready for occupancy as provided below or (b) the date on which Tenant commences beneficial use of the Eighth Amendment Space B (Tenant shall be treated as having commenced beneficial use when it begins to move furniture and equipment into the Eighth Amendment Space B for its regular business operation). The Eighth Amendment Space B shall be deemed to be ready for occupancy at such time as Landlord shall, at Landlord's cost, have completed repainting and recarpeting the Eighth Amendment Space B using Building standard paint and carpeting and removal of the floor tiles and mastic from the Eighth Amendment Space B (the "Eighth Amendment Space B Landlord Work") and delivered the Eighth Amendment Space B to Tenant vacant and in broom-clean condition and in a condition which is at least as good as shell condition, as required by Paragraph 5 of the First Amendment of Lease. Tenant shall, on or before November 30, 1999, advise Landlord of the color selections required by Landlord in order to commence the Eighth Amendment Space B Landlord Work. Landlord shall use reasonable efforts to complete the Eighth Amendment Space B Landlord Work on or before February 1, 2000. If the Eighth Amendment Space B is not ready for occupancy on or before April 1, 2000, then Tenant shall have the right, upon written notice to Landlord given on or after April 1, 2000 but on or before the date that the Eighth Amendment Space B is ready for occupancy, to cancel Tenant's exercise of its option to lease the Eighth Amendment Space B, effective as of the date of such notice. If Tenant fails timely to make the color selections required by Landlord in order to commence the Eighth Amendment Space B Landlord Work, then, notwithstanding anything to the contrary herein contained, (i) the Eighth Amendment Space B Commencement Date shall be the earlier to occur of (a) February 1, 2000 or (b) the date on which Tenant commences beneficial use of the Eighth Amendment Space B, (ii) Tenant shall have no right to cancel Tenant's exercise of its option to lease the Eighth Amendment Space B pursuant to the immediately preceding sentence on account of Landlord's failure to perform the Eighth Amendment Space B Landlord Work, (iii) Landlord shall complete the Eighth Amendment Space B Landlord Work promptly after Tenant makes such color selections and (iv) Landlord shall deliver the Eighth Amendment Space B to Tenant in the condition and within the time-frame otherwise required by this Paragraph B.2. If Landlord is required to perform the Eighth Amendment Space B Landlord Work after the Eighth Amendment Space B is delivered to Tenant pursuant to the immediately preceding sentence, Tenant agrees to cooperate with Landlord during the performance of the Eighth Amendment Space B Work and Tenant shall, upon billing therefor, as additional rent, reimburse Landlord for any overtime or other premium costs incurred by Landlord in connection with the performance of the Eighth Amendment Space B Work which costs would not have been incurred by Landlord had Landlord performed the Eighth Amendment Space B Work prior to delivering the Eighth Amendment Space B to Tenant.

     3. The Term of the Lease for the Eighth Amendment Space B shall commence on the Eighth Amendment Space B Commencement Date and shall expire on November 30, 2005, unless sooner terminated in accordance with the provisions of the Lease as herein amended, upon all the same terms and conditions contained in the Lease as herein amended.

     4. Rent for the Eighth Amendment Space B from the Eighth Amendment Space B Commencement Date through the expiration of the Eighth Amendment Space B Lease Term shall be payable at the annual rate of $60,720.00 (being the product of (i) $40.00 and (ii) the rentable floor area of the Eighth Amendment Space B (being 1,518 square feet).

     5. Commencing on the Eighth Amendment Space B Commencement Date, Tenant shall reimburse Landlord for Increased Operating Expenses (pursuant to
          Section 3.2 of the Lease) for the Eighth Amendment Space B in excess of the Operating Expenses incurred by Landlord during calendar year 1999 (being January 1, 1999 through December 31, 1999).

     6. Commencing on the Eighth Amendment Space B Commencement Date, Tenant shall reimburse Landlord for increased Real Estate Taxes (pursuant to Section 3.4 of the Lease) for the Eighth Amendment Space B in excess of the Real Estate Taxes paid by Landlord in fiscal year 2000 (being July 1, 1999 through June 30, 2000).

     7. Tenant's Share with respect to the Eighth Amendment Space B consisting of a total of 1,518 rentable square feet will be .12%.

     8. Tenant shall reimburse Landlord monthly in arrears within thirty (30) days of receipt of Landlord's invoice for the cost of electricity consumed in the Eighth Amendment Space B as determined by a check meter (which check meter is presently installed) and Landlord's cost of electricity from time to time.

     9. Tenant shall not be entitled to any additional parking passes in connection with Tenant's demise of the Eighth Amendment Space B.

     10. Tenant's extension rights set forth in Section 12.15 of the Lease, as amended by Section II(1) of the Fourth Amendment of Lease, shall apply to the Eighth

          Amendment Space B.

     11. There shall be no modification of the terms regarding the reduction and/or increase in the Original LC and/or the Third Amendment LC in connection with Tenant's demise of the Eighth Amendment Space B.

     12. Notwithstanding anything to the contrary herein or in the Lease contained, if, during the term of the Lease in respect of Eighth Amendment Space B, Tenant elects to replace the original building column enclosures within the Eighth Amendment Space B (collectively, "Tenant's Space B Work"), to the extent that the building columns contain asbestos containing material ("ACM"), Landlord shall, at Landlord's cost, during the performance of Tenant's Space B Work, remove the ACM from the columns to the extent required by applicable laws ("Landlord's Space B Removal Work"). Landlord shall coordinate the Landlord's Space B Removal Work with Tenant's Space B Work. In no event shall Tenant be entitled to any diminution in rental value in respect of the Eighth Amendment Space B on account of the performance of Landlord's Space B Removal Work.

     C.   RIGHT OF FIRST OFFER

     Subject to the rights of the existing tenant of a portion of the First Offer Space, as hereinafter defined, and the rights of another tenant in the Building, MCI Telecommunications Corporation to lease the First Offer Space, all of which rights are prior to the rights of Tenant under this Paragraph C, and provided that at the time the First Offer Space first becomes available for reletting (i) Tenant is not in default, beyond the expiration of applicable notice and grace periods, of any of its obligations under the Lease, (ii) Tenant has not assigned the Lease or sublet more than thirty percent (30%) of the Premises then demised to Tenant (other than an assignment or subletting pursuant to the last sentence of Section 5.2 of the Lease) and (ii) the Lease is still in full force and effect, Landlord agrees not to enter into a lease or leases to relet the First Offer Space or any portion thereof without first giving to Tenant an opportunity to lease such space as hereinafter set forth. For the purposes of this Paragraph C, the "First Offer Space" shall be defined as the balance of the fifth (5/th/) floor of the Building which is not leased to Tenant, containing 3,298 rentable square feet, substantially as shown on Exhibit A attached hereto. When such First Offer Space becomes available for reletting, Landlord shall notify Tenant ("Landlord's Notice") of the availability of such space and shall advise Tenant of the business terms upon which Landlord is willing so to lease such space, except that the rent and other economic terms with respect to the First Offer Space shall be ninety-five percent (95%) of the then fair market rental and the term of the Lease in respect of the First Offer Space shall expire on November 30, 2005, unless sooner terminated or extended in accordance with the provisions of the Lease as herein amended (it being understood that Tenant's extension rights set forth in Section 12.15 of the Lease, as amended by Section II(1) of the Fourth Amendment of Lease, shall apply to the

First Offer Space). If Tenant wishes to exercise Tenant's right of first offer, Tenant shall do so, if at all, by giving Landlord written notice of Tenant's desire to lease such space (Tenant having no right to lease less than the entire amount of such First Offer Space offered to Tenant) on such terms within ten
(10) business days after receipt of Landlord's Notice to Tenant of the availability of such space and of such terms. If Tenant shall give such notice, the same shall constitute an agreement to enter into an amendment to the Lease to incorporate the entire amount of such First Offer Space into the Premises demised under the Lease within thirty (30) days after Tenant's notice to Landlord. If Tenant shall not so exercise such right within such ten (10) business day period or Landlord and Tenant shall not execute an amendment to the Lease to incorporate the First Offer Space into the Premises within thirty (30) days of Tenant's exercise of such right, time being of the essence, Tenant shall have no further right of first offer hereunder.

     D.   OTHER TERMS

     1. Tenant hereby acknowledges and confirms that the indemnity set forth in Section 11.1 of the Lease shall apply, and always has applied, to the use or occupancy by Tenant of the Premises in its entirety and to the acts or omissions of Tenant, its agents, employees or any contractors brought onto the Premises in its entirety by Tenant.

     2. (A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Eighth Amendment other than Meredith & Grew, Incorporated (the "Recognized Broker"); and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than the Recognized Broker, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

          (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Eighth Amendment other than the Recognized Broker; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than the Recognized Broker, Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord shall be responsible for paying the commission due to the Recognized Broker in connection with this Eighth Amendment.

     3. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the

          Lease.

     4. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as herein amended.

     EXECUTED as a sealed instrument as of the date and year first above written.



WITNESS:                              LANDLORD:

____________________________          BP PRUCENTER ACQUISITION, LLC

                                      By:  BOSTON PROPERTIES LIMITED
                                           PARTNERSHIP, its Manager

                                           By:  BOSTON PROPERTIES, INC.,
                                                its general partner

                                                By  /s/ Claude B. Hoopes
                                                  ----------------------
                                                Name  Claude B. Hoopes
                                                    --------------------
                                                Title  Vice President
                                                     -------------------


WITNESS:                              TENANT:


  /s/ M. Mosley-Jones                 BRONNERCOM, LLC
------------------------------
                                      By:  BSH Holding, LLC, its Manager

                                           By:  Bronner Slosberg
                                                Humphrey Co., its
                                                Manager

                                                By  /s/ Meryl K. Beckingham
                                                  -------------------------
                                                Name  Meryl K. Beckingham
                                                    -----------------------
                                                Title  EVP
                                                     ----------------------

                                   EXHIBIT A

                                   [DIAGRAM]


                   5TH FLOOR PRUDENTIAL TOWER - RENTAL PLAN

                            TOTAL FLOOR (New York)
                                 18,834 usable
                                24,501 rentable
                             The Prudential Center

                                   EXHIBIT A

                                   [Diagram]

                           Bronner Slosberg Humphrey
                   5th Floor Prudential Tower -- Rental Plan
                            Total Floor (New York)
                                 18,834 usable
                                24,501 rentable

                                      -10-